                                                                   EXHIBIT 10.38

     This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred except pursuant to an effective registration under such act or an exemption therefrom.


                                 MORTGAGE NOTE
                                 -------------



                                                         New York, New York
$84,000,000                                       January   , 1997

     FOR VALUE RECEIVED, [BORROWER ENTITY], a ___________________, having its principal office at ________________________________________ ("Maker") promises
                                                               -----
to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK a New York banking corporation, or its assigns ("Payee") having its principal office at 60
                                      -----
Wall Street, New York, New York 10260, the Principal Amount (as defined below), together with interest from the date hereof at the Applicable Interest Rate (as defined below) as provided below. Interest accruing hereunder shall be calculated on the basis of a 360-day year of twelve 30-day months.

     WHEN USED HEREIN, the following capitalized terms shall have the following meanings:

     "Applicable Interest Rate" shall  mean (a) from the date of this Note
      ------------------------
through but not including the Reset Date (as hereinafter defined), a rate of __ percent (__%) per annum (the "Initial Interest Rate") and (b) from and after the
                              ---------------------
Reset Date through and including the date this Note is paid in full, a rate per annum equal to the greater of (i) the Initial Interest Rate plus five percent or
(ii) the Treasury Rate (as hereinafter defined) plus five percent (5%) (the "Revised Interest Rate"). For purposes of this Note, (A) the term "Reset Date" shall mean [the date that is the eight year anniversary of the date of this Note; actual date to be filled in at closing] and (B) the term "Treasury Rate"
                                                                -------------
shall mean, as of the Reset Date, the yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent) of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) having a term of fifteen years, as determined by Payee on the basis of Federal Reserve Statistical Release H.15 Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities or other recognized source of financial market information selected by Payee for the week prior to the Reset Date. In the event that Release H.15 is no longer published, Payee shall select a comparable publication which is as comparable as is reasonably possible to Release H.15 or such other recognized source selected by Payee and the index used therein to determine the Treasury Rate. Provided Maker delivers to Payee a timely request therefor, Payee shall on the Reset Date notify Maker of its determination of the Treasury Rate and the calculation thereof in reasonable detail.

     "Base Rate" shall be, for any day, a rate per annum equal to the higher of
      ---------
(x) the Prime Rate for such day, and (y) the sum of the Federal Fund's Rate plus .50%.

     "Commencement Date" shall be [the first day of the second full month
      -----------------            --------------------------------------
following the closing date; actual date to be filled in at closing].
------------------------------------------------------------------

     "Closing Date" shall be [closing date; actual date to be filled in at
      ------------            --------------------------------------------
closing].
-------

     "Default Rate" shall be the greater of (x) the Applicable Interest Rate
      ------------
plus five percent per annum, and (y) the Base Rate plus five percent per annum.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the business day next succeeding such day; provided that (i) if such day is not a business day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the next preceding business day as so published on the next succeeding business day, and (ii) if no such rate is so published on such next succeeding business day, the Federal Funds Rate for such day shall be the average rate quoted to Payee by three (3) Federal funds brokers of recognized standing at approximately 10:00 a.m. New York time on such day on such transactions as determined by Payee.

     "Federal Reserve Board" means the Board of Governors of the Federal
      ---------------------
Reserve System as constituted from time to time.

     "Maturity Date" shall be [ date that is 25 years from the first day of the
      -------------            --------------------------------------------
first full month following the Closing Date; actual date to be filled in at
-------------------------------------------
closing].

     "Monthly Amount" shall be [monthly principal and interest due and payable;
      --------------            ----------------------------------------------
amount to be filled in at closing].


     "Payment Date" shall be the first business day of each month commencing on
      ------------
the first business day of the second full month after the Closing Date and continuing to and including the Maturity Date.

     "Principal Amount" shall be $84,000,000.
      ----------------

     1. The Principal Amount and interest thereon shall be due and payable in lawful money of the United States as follows:

          (a) On the date hereof, all interest on the unpaid balance through the end of the month in which the Closing Date occurs shall be due and payable. Thereafter, commencing on the Commencement Date and continuing until the Maturity Date, 300 equal monthly installments of principal and interest at the Monthly Amount each shall be due and payable. Each installment of the Monthly Amount shall be applied first to the interest at the Initial Interest Rate and the remainder thereof to reduction of principal. Each monthly installment shall be due on each Payment Date. In addition, all amounts advanced by Payee pursuant to applicable provisions of the Loan Documents (as hereinafter defined), together with any interest at the Default Rate or other charges as therein provided, shall be immediately due and payable hereunder. In the event any such advance is not so repaid by Maker, Payee may, at its option, first apply any payments received hereunder to repay said advances together with any interest thereon or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment then due. The entire remaining unpaid balance of principal of this Note, all interest accrued thereon and all other sums payable hereunder or under the Loan Documents (collectively, the "Debt") shall be due and payable in full on the Maturity Date.
      ----

          (b) In the event that the Maker does not prepay the entire principal balance of this Note and any other amounts outstanding on or before the Reset Date, the following subparagraphs shall also apply:

               (i) From and after the Reset Date, interest shall accrue on the unpaid principal balance from time to time outstanding on this Note at the Revised Interest Rate. Subject to the provisions of this subparagraph (b), Maker shall continue to make payments in the Monthly Amount on each Payment Date. Each Monthly Amount paid on and after the Reset Date shall be applied first to the payment of interest computed at the Initial Interest Rate with the remainder of the Monthly Amount applied to the reduction of the outstanding principal balance of this Note. Interest accrued at the Revised Interest Rate and not paid pursuant to the preceding sentence shall be deferred and, as of the first Payment Date following each month in which such interest accrues, added to the Debt and shall earn interest at the Revised Interest Rate to the extent permitted by applicable law (such accrued interest is hereafter defined as "Accrued Interest"). All of the Debt,
                                            ----------------
          including Accrued Interest, shall be due and payable at the Maturity Date.

               (ii) Maker shall pay on the Reset Date and on each Payment Date thereafter up to and including the Maturity Date the following payments from the Rents (as defined in the Mortgage) received on or before such day, in the listed order of priority:

                      (1) First, to payment of Mortgage Escrow Amounts due pursuant to Section 8(a) of the Mortgage;

                      (2)  Second, to payment of the Monthly Amount;

                      (3) Third, to payment of monthly Cash Expenses (defined in paragraph 18 below) pursuant to the terms and conditions of the related approved Annual Budget (defined in paragraph 18, below):

                      (4) Fourth, to payment of Extraordinary Expenses (defined in paragraph 18, below) approved by Payee, if any:

                      (5) Fifth, to payments to the Payee to be applied against the outstanding principal due under this Note until such principal amount is paid in full:

                      (6)  Sixth, to payments to the Payee for Accrued
          Interest:

                      (7) Seventh, to payments to the Payee of any other amounts due under the Loan Documents; and

                      (8) Lastly, to payment to the Maker of any excess amounts.

          (c) Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Payee in the United States of America or its agent or designee at the address set forth in Exhibit 1 or at such other place in the United States of America as Payee or its agent or designee may from time to time designate in writing in a reasonably timely manner.

     2. This Note is secured by an Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, of even date herewith (the "Mortgage") from
                                                                 --------
Maker to _________________ , as trustee, for the benefit of Payee, and by an Assignment of Rents and Leases of even date herewith (the "Assignment") from
                                                           ----------
Maker to Payee. The Mortgage, the Assignment, and any other instrument given at any time to secure this Note are hereinafter collectively called the "Loan
                                                                      ----
Documents."
---------

     3. (a) Maker shall have no right to prepay the principal of this Note in full or in part at any time prior to the fourth anniversary of the Commencement Date except as hereinafter set forth in this paragraph 3. From and after the fourth anniversary of the Commencement Date, Maker shall have the right to prepay this Note in full but not in part, on any Payment Date, upon not less than thirty (30) days' prior written notice (the "Prepayment Notice") to Payee,
                                                  -----------------
provided that no Event of Default shall have occurred and be outstanding, and provided further that simultaneously with such prepayment, Maker shall pay a prepayment premium calculated as specified in Appendix 1 (but in no event less than one percent (1%) of the principal amount of this Note). Notwithstanding the foregoing, this Note may be prepaid without a prepayment premium commencing with the 180 day period prior to the Reset Date. The Prepayment Notice shall be irrevocable except that Maker shall have the one time right to revoke the Prepayment Notice upon not less than 10 days' prior written notice to Payee.

          (b) Upon acceleration of this Note in accordance with its terms and the terms of the Loan Documents, Maker agrees to pay a prepayment premium calculated as specified in Appendix 1 (but in no event less than one percent (1%) of the portion of the principal amount of this Note). A tender of payment of the amount necessary to pay and satisfy the entire unpaid principal balance of this Note or any portion thereof at any time after an Event of Default under the Mortgage or an acceleration by Payee of the indebtedness evidenced hereby, whether such payment is tendered voluntarily, during or after foreclosure of the Mortgage, or pursuant to realization upon other security, shall constitute a purposeful evasion of the prepayment terms of this Note, shall be deemed to be a voluntary prepayment hereof, and Maker shall be required to pay the prepayment premium as described above. Maker shall not be required to pay any prepayment premium in connection with partial prepayments of principal in connection with a casualty or condemnation, which payments are required pursuant to the provisions of the Mortgage, and such partial prepayments shall not change the Payment Dates or amounts of subsequent monthly installments, unless Payee shall otherwise agree in writing.

     4. If Maker defaults in the payment of any installment of principal and interest on the date on which it shall fall due or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or in the Loan Documents, and if such default shall continue beyond any grace period provided for in the Mortgage so as to constitute an Event of Default thereunder, then Payee, at its option and without further notice to Maker, may declare immediately due and payable the entire unpaid principal balance of this Note, together with interest thereon at an annual rate after the date of such default equal to the Default Rate, together with all sums due by Maker under the Loan Documents, anything herein or in the Loan Documents to the contrary notwithstanding. The foregoing provision shall not be construed as a waiver by Payee of its right to pursue any other remedies available to it under the Mortgage, this Note or any other Security Document, nor shall it be construed to limit in any way the application of the Default Rate. Any payment hereunder may be enforced and recovered in whole or in part at such time by one or more of the remedies provided to Payee in this Note or in the Loan Documents. In the event that: (i) this Note or any Security Document is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) an attorney is retained to represent Payee in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Note or any Security Document; (iii) an attorney is retained to protect or enforce the lien of the Mortgage or any Security Document; or (iv) an attorney is retained to represent Payee in any other proceedings whatsoever in connection with this Note, the Mortgage, any of the Loan Documents or any portion of the Mortgaged Property subject thereto, then Maker shall pay to Payee all reasonable attorney's fees, costs and expenses incurred in connection therewith, including costs of appeal, together with interest on any judgment obtained by Payee at the Default Rate.

     5. If Maker defaults in the payment of any monthly installment on the Payment Date, then Maker shall pay to Payee a late payment charge in an amount equal to five percent (5%) of the amount of the installment not paid as aforesaid. An additional late charge equal to five percent (5%) of the monthly payment due will be charged for each successive month the payment remains outstanding. Said late charge payments, if payable, shall be secured by the Mortgage and the other Loan Documents, shall be payable without notice or demand by Payee, and are independent of and have no effect upon the rights of Payee under paragraph 4 above.

     6. Maker and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Maker and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability hereunder.

     7. Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

     8. This Note shall be governed by and construed in accordance with the laws of the State of New York (the "State").
                                    -----

     9. The parties hereto intend and believe that each provision in this Note comports with all applicable law. However, if any provision in this Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained therein, and that the rights, obligations and interest of Maker and the holder hereof under the remainder of this Note shall continue in full force and effect; provided, however, that if any provision of this Note which is found
            --------  -------
to be in violation of any applicable law concerns the imposition of interest hereunder, the rights, obligations and interests of Maker and Payee with respect to the imposition of interest hereunder shall be governed and controlled by the provisions of the following paragraph.

     10. It being the intention of Payee and Maker to comply with the laws of the State with regard to the rate of interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note, the Mortgage, or any of the other Loan Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law
  ------ --------
to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note, the Mortgage, or any of the other Loan Documents, then in such event:

               (i)    the provisions of this paragraph shall govern;

               (ii)   Maker shall not be obligated to pay any Excess Interest;

               (iii) any Excess Interest that Payee may have received hereunder shall, at the option of Payee, be (x) applied as a credit against the unpaid principal balance then due under this Note, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (y) refunded to the payor thereof or (z) any combination of the foregoing;

               (iv) the applicable interest rate or rates provided for herein shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable usury laws of the aforesaid State, and this Note, the Mortgage and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

               (v) Maker shall not have any action or remedy against Payee for any damages whatsoever or any defense to enforcement of this Note, the Mortgage or any other Security Document arising out of the payment or collection of any Excess Interest.

     11. Upon any endorsement, assignment, or other transfer of this Note by Payee or by operation of law, the term "Payee," as used herein, shall mean such endorsee, assignee, or other transferee or successor to Payee then becoming the holder of this Note. This Note shall inure to the benefit of Payee and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. The term "Maker" as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Maker. Any assignment of this Note by Payee shall be made in accordance with any applicable securities laws.

     12. Any notice, demand or other communication which any party may desire or may be required to give to any other party shall be in writing and shall be given as provided in the Mortgage.

     13. To the extent that Maker makes a payment or Payee receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Payee.

     14. Maker shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Payee all documents, and take all actions, reasonably required by Payee from time to time to confirm the rights created or now or hereafter intended to be created under this Note and the Loan Documents, to protect and further the validity, priority and enforceability of this Note and the Loan Documents, to subject to the Loan Documents any property of Maker intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder; provided, however, that no such
                                              --------  -------
further actions, assurances and confirmations shall increase Maker's obligations under this Note or the other Loan Documents.

     15. No modification, amendment, extension, discharge, termination or waiver (a "Modification") of any provision of this Note, or any one or more of
           ------------
the other Loan Documents, nor consent to any departure by Maker therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Maker shall entitle Maker to any other or future notice or demand in the same, similar or other circumstances. Payee does not hereby agree to, nor does Payee hereby commit itself to, enter into any Modification.

     16. Maker hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Payee on this Note, any and every right it may have to (a) a trial by jury, (b) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Payee on this Note and cannot be maintained in a separate action) and (c) have the same consolidated with any other or separate suit, action or proceeding.

     17. Notwithstanding any provision to the contrary in the Mortgage or this Note, Payee shall not have any recourse to any asset of Maker or any of its partners other than the Mortgaged Property in order to satisfy the Debt, and Payee's sole recourse for satisfaction of the payment of the Debt shall be to exercise its rights against the Mortgaged Property encumbered by the Mortgage and the other collateral securing this Note. The foregoing sentence shall not be deemed or construed to be a release of the indebtedness evidenced by this Note or in any way impair, limit or otherwise affect the lien of the Mortgage or any such other instrument securing repayment of this Note or prevent Payee from naming Maker, its partners, or their successors or assigns as a defendant to any action to enforce any remedy for default so long as there is no personal or deficiency money judgment sought or entered against Maker, its partners, or their successors or assigns for payment of principal and interest evidenced by this Note. Notwithstanding the foregoing provisions of this paragraph 17, it is expressly understood and agreed that the aforesaid limitation of liability shall in no way affect or apply to Maker's [(but not any of its partners')] continued personal liability for the payment to Payee of the Debt as a result of:

          (1) any breach by Maker of the environmental indemnification provisions contained the Mortgage;

          (2) Maker's failure to obtain Payee's prior written consent to the extent required by this Note and the other Loan Documents to (a) any subordinate financing or any other encumbrance on the Trust Estate, or
          (b) any transfer of the Trust Estate or interests in Maker in violation of the Mortgage;

          (3) any litigation or other legal proceeding related to the Loan that delays or impairs Payee's ability to preserve, enforce or foreclose its lien on the Trust Estate, including, but not limited to, the filing of a voluntary or involuntary petition concerning Maker under the U.S. Bankruptcy Code, in which action a claim, counterclaim, or defense is asserted against Payee, other than any litigation or other legal proceeding in which a final, non-appealable judgment for money damages or injunctive relief is entered against Payee;

          (4) Maker's failure to pay required taxes,assessments, and insurance premiums payable with respect to the Trust Estate or to maintain the required escrows therefor, to the extent of (but not in excess of) all gross revenues that have been generated by the Trust Estate following the date which is twelve (12) months prior to the date that such taxes, assessments or insurance premiums were finally due and payable and that have not been applied to pay any portion of the Loan, reasonable and customary operating expenses and capital expenditures for the Trust Estate paid to third parties not affiliated (directly or indirectly) with Maker and except to the extent that monies are paid by Maker in escrow for the payment of such amounts and except for any amounts applicable to the period after foreclosure of Payee's lien on any Property, or the delivery by Maker of a deed to any Property in lieu of foreclosure (which deed has been accepted by Payee in writing), or the appointment of a receiver for any Property;

          (5) the gross negligence or willful misconduct of Maker, its agents, affiliates, officers or employees which causes or results in a diminution, or loss of value, of the Trust Estate that is not reimbursed by insurance or which gross negligence or willful misconduct exposes Payee to claims, liability or costs of defense in any litigation or other legal proceeding;

          (6) the seizure or forfeiture of the Trust Estate, or any portion thereof, or Payee's interest therein, resulting from criminal wrongdoing by any person or entity other than Payee under any federal, state or local law;

          (7) any physical waste of the Trust Estate caused by the intentional or grossly negligent act(s) or omission(s) of Maker, its agents, affiliates, officers and employees, (ii) the failure by Maker to maintain, repair or restore any part of the Trust Estate as may be required by the Mortgage or any of the other Loan Documents to the extent of all gross revenues that have been generated by the Trust Estate following the date which is twelve (12) months prior to notice to Maker from Payee of such failure to maintain, repair or restore any part of the Trust Estate and that have not been applied to pay any portion of the Debt, reasonable and customary operating expenses and capital expenditures for the Trust Estate paid to third parties not affiliated (directly or indirectly) with Maker, taxes and insurance premiums for the Trust Estate and escrows deposited with Payee, or
          (iii) the removal or disposal of any portion of the Trust Estate after an Event of Default under the Loan Documents to the extent such property is not replaced by Maker with like property of equivalent value, function and design;

          (8) the misapplication or conversion by Maker of any insurance proceeds paid by reason of any loss, damage or destruction to the Trust Estate; and any awards or amounts received in connection with the condemnation of all or a portion of the Trust Estate and not used by Maker for restoration or repair of the Trust Estate;

          (9) Maker's failure to deliver any security deposits collected with respect to the Trust Estate to Payee or any other party entitled to receive such security deposits under the Loan Documents following an Event of Default; and

          (10) any rents (including advanced or prepaid rents), issues, profits, accounts or other amounts generated by or related to the Trust Estate attributable to, or accruing after an Event of Default, which amounts were collected by Maker or its property manager and not turned over to Payee or used to pay Maker or its property manager and not turned over to Payee or used to pay unaffiliated third parties for reasonable and customary operating expenses and capital expenditures for the Trust Estate, taxes and insurance premiums with respect to the Trust Estate and any other amounts required to be paid under the Loan Documents with respect to the Trust Estate.

          Notwithstanding anything to the contrary in this Note, the Mortgage or any of the Loan Documents, Payee shall not be deemed to have waived any right which Payee may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by this Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Payee in accordance with the Loan Documents.

          18. Maker has executed the Cash Collateral Agreement (as defined in the Mortgage). For each calendar year commencing on the Reset Date and for each calendar year thereafter, the Maker shall submit to the Payee for the Payee's written approval an annual budget (an "Annual Budget") not later than sixty (60)
                                       -------------
days prior to (i) the Reset Date and, thereafter, (ii) the commencement of such calendar year, in form satisfactory to Payee setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and other expenses for the Mortgaged Property. Each Annual Budget shall contain, among other things, limitations on management fees, third party service fees, and other expenses as the Maker may reasonably determine. Payee shall have the right to approve such Annual Budget and in the event that Payee objects to the proposed Annual Budget submitted by Maker, Payee shall advise Maker of such objections within fifteen (15) days after receipt thereof (and deliver to Maker a reasonably detailed description of such objections) and Maker shall within three (3) days after receipt of notice of any such objections revise such Annual Budget and resubmit the same to Payee. Payee shall advise Maker of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Maker a reasonably detailed description of such objections) and Maker shall promptly revise the same in accordance with the process described in this subparagraph until the Payee approves an Annual Budget, provided, however, that if Payee shall not advise Maker of its objections to any proposed Annual Budget within the applicable time period set forth in this paragraph, then such proposed Annual Budget shall be deemed approved by Payee. Each such Annual Budget approved by Payee in accordance with terms hereof shall hereinafter be referred to as an "Approved Annual Budget."
                                                     ----------------------
Until such time that Payee approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

     In the event that the Maker must incur an extraordinary operating expense or capital expense not set forth in the Annual Budget (each an, "Extraordinary
                                                                 -------------
Expense"), the Maker shall promptly deliver to Payee a reasonably detailed
--------
explanation of such proposed Extraordinary Expense for the Payee's approval. For the purposes of this Note, "Cash Expenses" shall mean, for any period, the
                            -------------
operating expenses for the operation and maintenance of the Mortgaged Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Maker minus Mortgage Escrow Amounts (as defined in the Mortgage) for such period.

     19. Any legal action or proceeding with respect to this Note and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Note, Maker hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Maker irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Maker at the address for notices set forth in the Mortgage. Maker hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or pro ceedings arising out of or in connection with this Note brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Maker in any other jurisdiction.

          IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the day and year first above written.

                                        [MAKER]
                                        -----


                                        By:


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        [WITNESS]


                                        ________________________________________

                                  APPENDIX 1
                                  ----------

                       Calculation of Prepayment Premium
                       ---------------------------------

          The prepayment premium shall be equal to the present value as of the date of prepayment of the remaining scheduled payments of principal and interest from the date of repayment through the Reset Date (including any balloon payment), determined by discounting such payments at the Discount Rate, less the amount of principal being prepaid.

     For purposes of this Note, "Discount Rate" shall mean the sum of the rate
                                 -------------
     which, when compounded monthly, is equivalent to the Treasury Rate, when compounded semi-annually and 0.25%.

     For purposes of this Appendix 1 only, the term "Treasury Rate" shall mean,
                                                     -------------
     as of the   date of prepayment, the yield, calculated by linear
     interpolation (rounded to the nearest one-thousandth of one percent) of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly as reasonably possible approximating the period from the date of prepayment to the Reset Date, as determined by Payee on the basis of Federal Reserve Statistical Release
     H.15 Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities or other recognized source of financial market information selected by Payee for the week prior to the date of prepayment. In the event that Release H.15 is no longer published, Payee shall select a comparable publication which is as comparable as is reasonably possible to Release H.15 or such other recognized source selected by Payee to determine the Treasury Rate.

                                   EXHIBIT 1
                                   ---------


     Amounts due on this note shall be payable to (___________________________________) at the following address:

          [NAME]
          ----------------------------------------------
          [Address]_____________________________________
          ---------
          [Loan Number]______________________________
          -------------
          ___________________________________________________
          ___________________________________________________